SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  April 1, 2003


                                IBT Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                      0-25903             25-1532164
       ------------                      -------             ----------
(State or other jurisdiction          (SEC File No.)        (IRS Employer
of incorporation)                                       Identification Number)


309 Main Street, Irwin, Pennsylvania                            15642
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  "Other  Events"  and  Item  12  "Results  of  Operation  and  Financial
--------------------------------------------------------------------------------
         Condition"
         ----------

         On April 1, 2003, the Registrant announced the commencement of trading its common stock on the American Stock Exchange (AMEX), and provided results of operations from the three and twelve month periods ended December 31, 2002 as compared to the same periods in 2001.

         For further details, reference is made to the Press Release dated April 1, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

         Exhibit 99 -- Press Release dated April 1, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  IBT Bancorp, Inc.


Date:  April 2, 2003                              By:  /s/Charles G. Urtin
                                                       -------------------
                                                       Charles G. Urtin
                                                       President and Chief
                                                       Executive Officer